UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020

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AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2642 Michelle Drive, Suite 200, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

_________________________________________________________

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC
10.50% Series E Convertible Preferred Stock, $0.001 par value per share	CDMOP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 20, 2020, Avid Bioservices, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual-only format. Of the 56,602,792 shares of the Company’s common stock outstanding (as of the record date of August 24, 2020) and entitled to vote, 42,766,951 shares were present in-person virtually or represented by proxy, representing approximately 76% of the total outstanding shares entitled to vote. The final voting results of each proposal voted on at the Annual Meeting are set forth below. For more information about the proposals set forth below, please refer to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on August 27, 2020.

Proposal No. 1: Election of Directors

The Company’s stockholders elected each of the seven nominees named below to serve on the Company’s Board of Directors until the Company’s 2021 Annual Meeting of Stockholders. The votes were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark R. Bamforth	22,233,595	3,195,850	17,337,506
Joseph Carleone, Ph.D.	24,967,702	461,743	17,337,506
Nicholas S. Green	25,154,248	275,197	17,337,506
Richard B. Hancock	25,088,133	341,312	17,337,506
Catherine Mackey, Ph.D.	24,661,917	767,528	17,337,506
Gregory P. Sargen	24,974,887	454,558	17,337,506
Patrick D. Walsh	22,117,169	3,312,276	17,337,506

Proposal No. 2: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021. The votes were as follows:

Votes For	Votes Against	Abstain
41,486,279	1,139,669	141,003

Proposal No. 3: To Approve, On an Advisory Basis, the Compensation of the Named Executive Officers

The Company’s stockholders approved, on an advisory basis, a non-binding resolution approving the compensation of the named executive officers as disclosed in the Company’s Definitive Proxy Statement for its 2020 Annual Meeting of Stockholders. The votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,594,280	493,009	342,156	17,337,506

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: October 22, 2020	By:	/s/ Daniel R. Hart
Daniel R. Hart Chief Financial Officer